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                                                                    EXHIBIT 10.5

   [LOGO]        AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- GROSS
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.      BASIC PROVISIONS ("BASIC PROVISIONS").

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, June 1999 is made by and between Bruce J. Cardinal, Trustee of the Robert J. Cardinal Trust ("LESSOR") and Digital Think, Inc., a California Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 1064 & 1098 Harrison Street, located in the County of San Francisco, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) warehouse/light industrial buildings ("PREMISES"). (See also Paragraph 2)

        1.3 TERM: Ten (10) years and -- months ("ORIGINAL TERM") commencing see Addendum para. #51 ("COMMENCEMENT DATE") and ending 120 months after Phase I Commencement Date ("EXPIRATION DATE", Subject to one (1) five-year extension option, see Addendum Section 53). (See also Paragraph 3)

        1.4 EARLY POSSESSION: One (1) week prior to Commencement Date ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

        1.5 BASE RENT: $28 sq. ft. per month ("BASE RENT"), payable on the first day of each month commencing on the Commencement Date for years 1 - 5, then $33 sq. ft. (See also Paragraph 4)

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $-- as Base Rent for the period 1999.

        1.7 SECURITY DEPOSIT: $ see Addendum para. #58 ("SECURITY DEPOSIT"). (See also Paragraph 5)

        1.8 AGREED USE: General office, sales, administrative, software research and development and any other uses allowed under applicable zoning for the Premises. (See also Paragraph 6)

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY". The Annual "Base Premium" is $ To be determined (See also Paragraph 6)

        1.10    REAL ESTATE BROKERS: (See also Paragraph 15)

                (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[X] John M. Jensen, Grubb & Ellis Company represents Lessor exclusively
    ("LESSOR'S BROKER");

[X] Bob Kraynak, CB Richard Ellis represents Lessee exclusively ("LESSEE'S
    BROKER"); or

[ ] _________________________ represents both Lessor and Lessee ("DUAL AGENCY").

                (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of ______% of the total Base Rent for the brokerage services rendered by said Broker).

        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Not applicable ("GUARANTOR"). (See also Paragraph 37)

        1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 51 through 67 and Exhibits ____________________ _________________________________, all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

        2.2 CONDITION. Lessor shall deliver each phase of the Premises broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and warrants that the existing electrical, plumbing, fire sprinkler shall be in good operating condition on said date and that the surface and structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "BUILDING") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense.

         2.3 COMPLIANCE. Lessor warrants that the improvements on each phase of the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee.

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If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within twelve (12) months following completion of Phase III, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

               (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

               (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty
(30) days written notice to Lessor.

               (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Rent shall be abated for the period of such early possession. All other terms of this Lease (including, but not limited to, the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

        3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

        3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.      RENT.

        4.1. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

        4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so

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stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee is in Breach under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

        6.2     HAZARDOUS SUBSTANCES.

                (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, asbestos-containing materials, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements).

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

               (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party other than Lessor, Eller Media Company or their employees, contractors, agents or invitees.

               (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party other than Lessor, Eller Media Company or their employees, contractors, agents or invitees (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE OR LESSOR FROM THEIR OBLIGATIONS
UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY THE OTHER PARTY IN WRITING AT THE TIME OF SUCH AGREEMENT.

               (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused

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by the active or gross negligence or willful misconduct of Lessor, Eller Media
Company or their its agents or employees, contractors, or invitees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

               (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

        6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements caused by Lessee, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.


  MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

        7.1     LESSEE'S OBLIGATIONS.

                (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage and Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, skylights, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessor is responsible for keeping the roof and roof drainage clean and free of debris. Lessor shall keep the elevator (provided, however, Lessee and not Lessor shall be responsible to make and pay for elevator repairs which do not exceed $2,500 in any calendar year during the Lease Term: Lessor shall make and pay for all elevator repairs and replacements in excess of such amount), fire sprinkler system, structural floors, all pipes and conduit to the point of entry into the Premises, columns, roof membrane, the surface and structural elements of the roof, foundations, and bearing walls in good repair (see Paragraph 7.2). Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a condition (including, e.g., graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

                (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, ("Basic Elements"), if any, if and when installed on the Premises: (i) HVAC equipment, (ii) fire extinguishing systems, including fire alarm and/or smoke detection, and (iii) elevator.

                (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is less than $10,000 in the aggregate during any calendar year during the Lease Term, then such Basic Elements shall be replaced by Lessor, and the cost over $10,000 shall be prorated between the Parties and Lessee shall only be obligated to pay in addition to the first $10,000, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee


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reserving the right to prepay its obligation at any time.

        7.2     LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee, except for the items specifically designated in Section 7.1, survive, as Lessor's responsibility. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

        7.3     UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems and signs, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cost thereof does not exceed $20,000 in any one instance.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor, which shall not be unreasonably withheld, shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs $100,000 or more. Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to the estimated cost of such Alteration or Utility Installation.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

        7.4     OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises unless Lessee obtains Lessor's consent for removal at the time of installation of Alterations or Utility Installations.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.      INSURANCE; INDEMNITY.

        8.1     PAYMENT OF PREMIUM INCREASES

               (a) Lessee shall pay to Lessor any insurance cost increase ("Insurance Cost Increase") occurring during the term of this Lease. "Insurance Cost Increase" is defined as any increase in the actual cost of the premiums for insurance required under Paragraphs 8.2(b), 8.3(a) and 8.3(b) ("Required Insurance"), over and above the Base Premium as hereinafter defined calculated on an annual basis. "Insurance Cost Increase" shall include but not be limited to increases resulting from the nature of Lessee's occupancy, any act or omission of Lessee, increased valuation of the Premises and/or a premium rate increase. The Parties are encouraged to fill in the Base Premium in Paragraph 1.9 with a reasonable premium for the Required Insurance based on the Agreed Use of the Premises. If the Parties fail to insert a dollar amount in Paragraph 1.9, then the Base Premium shall be the annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original Term for the Agreed Use of the Premises. In no event, however, shall Lessee be responsible for any portion of the increase in the premium cost attributable to liability insurance carried by Lessor under Paragraph 8.1(b) in excess of $5,000,000 per occurrence.

               (b) Lessee shall pay any such Insurance Cost Increase to Lessor within thirty (30) days after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due. If the insurance policies maintained hereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond the term of this Lease, shall be prorated to correspond to the term of this Lease.

        8.2     LIABILITY INSURANCE.

                (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an "ADDITIONAL INSURED -- MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3     PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises (including, without limitation, the Tenant improvements), as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. Such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

        8.4     LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

        8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, A-V, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable except after thirty (30) days prior written notice to Lessor. Lessee shall, no later than ten (10) days after the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

        8.6 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained in this Lease, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee.

        8.7 INDEMNITY. Except for Lessor's or its agents', contractors', employees', or invitees' active or gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      DAMAGE OR DESTRUCTION.

        9.1     DEFINITIONS.

                (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations, Utility Installations and Trade Fixtures, which can reasonably be repaired in 270 days or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 270 days or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved or which was caused by an event not required to be covered by the insurance described in Section 8.3(a) and the cost of repair or rebuilding does not exceed One Hundred Thousand Dollars ($100,000).

                (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 PARTIAL DAMAGE -- INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs.

        9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds three
(3) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date

                                 Pages 7 of 16
specified in the termination notice and Lessee's option shall be extinguished.

        9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

        9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

        10.2 (a) PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes applicable to the Premises provided, however, that Lessee shall pay to Lessor the amount, if any, by which Real Property Taxes applicable to the Premises increase over the fiscal tax year during which the Commencement Date occurs ("Tax increase"). Subject to Paragraph 10.2(b), payment of any such Tax increase shall be made by Lessee to Lessor within thirty (30) days after receipt of Lessor's written statement setting forth the amount due and the computation thereof. If any such taxes shall cover any period of time [word missing] after the expiration or termination of this Lease. Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect.

                (b) ADVANCE PAYMENT. In the event Lessee incurs more than two
(2) late charges in any calendar year on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that the Tax increase be paid in advance to Lessor by Lessee, either, (i) in a lump sum amount equal to the amount due, at least twenty (20) days prior to the applicable delinquency date; or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of the Tax Increase divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable Tax increase in known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable Tax increase. If the amount collected by Lessor is insufficient to pay the Tax increase when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest.

                (c) ADDITIONAL IMPROVEMENTS. Notwithstanding anything to the contrary in this Paragraph 10.2, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in Real Property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Tax increase for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.     ASSIGNMENT AND SUBLETTING.

        12.1    LESSOR'S CONSENT REQUIRED.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

                (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may terminate this Lease.

                (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

        12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Breach.

                (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                (d) In the event of any Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $2,500 or ten percent (10%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is less, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or without providing reasonable assurances to minimize potential vandalism.

                (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

                (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy

Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of fifteen (15) business days following written notice to Lessee.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially or intentionally false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee is in Breach of its affirmative duties or obligations, Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including, but not limited to the obtaining, of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit.

                (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to five percent (5%) of each such overdue amount, it being understood that Lessor shall not charge Lessee a late charge on the first late payment in any calendar year during the Lease Term if Lessee pays the delinquent amount within five (5) days after its receipt of notice of such.

The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

        13.6    BREACH BY LESSOR.

                (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be more than forty-five (45) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than forty-five (45) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such forty-five (45) day period and thereafter diligently pursued to completion.

                (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within forty-five (45) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.     BROKERS' FEE.

        15.2 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

        15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     ESTOPPEL CERTIFICATES.

                (a) Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

        (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years, if available. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease accruing after the date of the transfer and thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, insurance proceeds, condemnation proceeds, and proceeds from the Security Deposit or sales proceeds in possession of Lessor which arise from sale of the Premises and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.     NOTICES.

                23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (or by reputable overnight courier) or may be sent by certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given on the second business day after delivery to the overnight courier and on the third business day after mailing if sent by certified or registered mail with postage prepaid. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by either party hereto, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by the other party of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. CONSTRUCTION OF AGREEMENT. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Lessor represents and warrants to Lessee that as of the date upon which Lessor and Lessee fully execute and deliver an executed copy of this Lease to each other, there will be no Security Device which is secured by the Premises.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership except with respect to defaults of a continuing nature; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor not specifically stated in this Lease; or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions regarding a subsequent matter as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.     GUARANTOR.

        37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

        37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.     OPTIONS.

        39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

        39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, any transferee under a transfer permitted under Section 59 of the Addendum without Lessor's consent hereinafter, a "Permitted Transferee"), and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee or any Permitted Transferee is in full possession of at least 50% of the Premises.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

        39.4    EFFECT OF DEFAULT ON OPTIONS.

                (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid other than through advertence (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems reasonably necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use or access to the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not increase Lessee's obligations hereunder or materially decrease Lessee's rights hereunder or otherwise affect Lessee's use or occupancy of the Premises. Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [X] is [ ] is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

________________________________________________________________________________

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
________________________________________________________________________________


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Francisco, CA                          Executed at: San Francisco, CA
            -------------------------------------                   -------------------------------
on: June 18, 1999                                       on: June 18, 1999
    ---------------------------------------------           ---------------------------------------
By LESSOR:                                              By LESSEE:
Bruce J. Cardinal                                       Peter Goettner
-------------------------------------------------       -------------------------------------------
By:                                                     By: /s/ PETER GOETTNER
   ----------------------------------------------          ----------------------------------------
Name Printed: Robert J. Cardinal Trust                  Name Printed: Digital Think, Inc.
-------------------------------------------------       -------------------------------------------
Title: Trustee                                          Title: President and CEO
-------------------------------------------------       -------------------------------------------
By: /s/ BRUCE J. CARDINAL                               By: /s/ BRENDAN THOMAS
-------------------------------------------------       -------------------------------------------
Name Printed: Bruce J. Cardinal                         Name Printed: Brendan Thomas
-------------------------------------------------       -------------------------------------------
Title: Trustee                                          Title: Controller
-------------------------------------------------       -------------------------------------------
Address: P.O. Box 192663, San Francisco, CA 94119       Address: 1000 Brannan Street, San Francisco
-------------------------------------------------       -------------------------------------------
Telephone: (415) 332-4188                               Telephone: (415) 437-2800
-------------------------------------------------       -------------------------------------------
Facsimile: (415) 331-8839                               Facsimile: (415) 437-3877
-------------------------------------------------       -------------------------------------------
Federal ID No. 94-6481294                               Federal ID No. 94-3244366
-------------------------------------------------       -------------------------------------------

NOTE: These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017.
(213) 687-8777. Fax No. (213) 687-8616

                                    ADDENDUM


This Addendum ("Addendum") is dated as of June 18, 1999, and is made by and between the undersigned, identified as Lessor and Lessee, for the purpose of amending that Standard Industrial/Commercial Single-Tenant Lease--Gross, dated June 18, 1999, between Lessor and Lessee (the "Lease"). Capitalized terms not defined herein shall have the meaning set forth in the Lease. The following provisions are added to the Lease, and in the case of any inconsistency between this Addendum and the Lease, the terms of this Addendum shall prevail.

     50. PREMISES.

         When completed, the Premises will consist of 33,955 rentable square feet plus approximately 7,750 rentable square feet of second floor addition space to be constructed in the portion of the Premises commonly known as 1098 Harrison Street, for a total rentable area of approximately 41,705 square feet. The final rentable area of the second floor addition space shall be measured in accordance with BOMA industry standards.

     51. COMMENCEMENT DATE.

         The Lease Commencement Date shall begin in phases based upon completion of improvements for various portions of the Premises as follows:

         (a) The first phase of this Lease ("Phase I") shall commence (the "Phase I Commencement Date") on the date of Substantial Completion (as defined below) of all Tenant Improvements (as defined below) for that portion of the Premises commonly known as 1064 Harrison Street (the "Phase I Premises") and all Lessor Improvements (as defined below) to the interior and building systems of the Phase I Premises. The Phase I Premises is more particularly described on Exhibit A attached hereto and made a part hereof. If the Phase I Commencement date has not occurred for any reason on or before September 30, 1999 (which date shall be extended by one (1) day for each day of any Lessee Delay), then Lessee may terminate this Lease by giving written notice to Lessor at any time until the Phase I Commencement Date has occurred, whereupon any monies previously paid (including, without limitation, any Excess Costs) or security deposits made by Lessee to Lessor, shall promptly be reimbursed to Lessee, but Lessor shall be entitled to deduct from its reimbursement to Lessee the amount of all Tenant Improvements Costs that have been incurred by Lessor, or at Lessee's option, in lieu of such deduction, Lessee may make payment of such costs directly to Lessor. Lessor shall within ten (10) business days after its receipt of written request from Lessee, inform Lessee in writing of the amount of all Tenant Improvement Costs that have been incurred to date by Lessor and provide reasonable supporting backup documentation of such costs to Lessee. In addition to the foregoing termination right, if the Phase I Commencement date has not occurred on or before September 30, 1999 (which date shall be extended by one
(1) day for each day of any Lessee

Delay) due in whole or in part to any material default by Lessor (it being understood that Lessor shall not be deemed in material default with respect to any delay to the Substantial Completion of the Tenant Improvements and Lessor Improvements for the Phase I Premises caused by an event or occurrence outside of the control of Lessor and which is not due to Lessor's financial inability), of its obligations to construct the Lessor Improvements and Tenant Improvements in accordance with this Lease and Lessor fails to cure such default within fifteen (15) days after written notice from Lessee specifying the nature of such default, then Lessee may enter the Premises and complete the construction of the Lessor Improvements and Tenant Improvements and take possession of and use all or any part of Lessor's materials, equipment, supplies, labor, and other property used by Lessor for the construction of the Lessor Improvements and the Tenant Improvements, including engaging the services of Lessor's contractors, the Architect and other parties therefor. Upon demand, (i) Lessor shall assign and deliver to Lessee all drawings and specifications, construction contracts, documents, tangible and intangible property, and contractual rights in the possession or reasonably within the control of Lessor as Lessee may reasonably demand for the purpose of completing the Tenant Improvements and Lessor Improvements, and (ii) Lessor shall execute and deliver to Lessee such written documentation as Lessee may reasonably request for the purpose of evidencing the vesting in Lessee of the rights and benefits of Lessor with respect to the documents and rights so delivered and assigned. Further, Lessee may deduct from the Base Rent due under this Lease all reasonable costs incurred by Lessee in completing the Lessor Improvements and Tenant Improvements (including interest at the rate of 8% per annum on the amounts paid by Lessee that would otherwise have been paid by Lessor hereunder until such amounts are offset pursuant to the provisions hereof) in excess of the amount of the Lessee's Contribution (defined below) that Lessee would have owed had Lessor completely and timely performed the construction of the Lessor Improvements and Tenant Improvements in accordance with the terms of this Lease. The Original Term shall commence on the Phase I Commencement Date. In addition to any other rights or remedies that Lessee may have, (A) if Lessor has not on or before the thirtieth (30th) day after Lessee's execution of this Lease secured a commitment letter for funding construction from a bank or other lending institution reasonably satisfactory to Lessee, in an amount that will be required to complete the Lessor Improvements and fund the Tenant Improvements to be paid by Lessor, then Lessee may terminate this Lease by written notice to Lessor at any time thereafter until Lessor has given Lessee satisfactory evidence of such funding, whereupon any monies previously paid (including, without limitation, any Excess Costs) or security deposits made by Lessee to Lessor, shall promptly be returned to Lessee, and (B) if Lessor has not secured all governmental permits and approvals necessary to construct the Tenant Improvements and Lessor Improvements by August 15, 1999, then Lessee may terminate this Lease by written notice to Lessor at any time thereafter until Lessor has given Lessee satisfactory evidence that Lessor has secured the necessary governmental permits and approvals, whereupon any monies previously paid (including, without limitation, any Excess Costs) or security deposits made by Lessee to Lessor, shall promptly be reimbursed to Lessee; provided, however, that so long as the delay in obtaining such governmental permits and approvals was not due in whole or in part to any material default by Lessor, other than a delay outside of the control of Lessor and which is not due to Lessor's financial inability, of its obligations to obtain governmental permits and approvals necessary to construct the Lessor Improvements and Tenant Improvements in accordance with this Lease, then, and only then, Lessor shall be entitled to deduct from its reimbursement to Lessee the amount of all Tenant Improvements Costs that have been incurred by Lessor, or at Lessee's option, in lieu of such deduction, Lessee may make payment of such costs directly to Lessor. As used herein, the term "Lessee Delay" shall mean a delay in the Substantial Completion of the Tenant Improvements or Lessor Improvements for any phase of the Premises caused by
(aa) Lessee's failure to approve or disapprove of any matter hereunder requiring Lessee's approval within the required time periods expressly set forth in Paragraph 57 for such approval or disapproval, (bb) a Breach by Lessee under this Lease, (cc) changes to previously approved preliminary plans or Final Plans which have been made at Lessee's request, or (dd) any other delays caused by Lessee for any reason other than the proper exercise by Lessee of its rights under this Lease.

     (b)  The second phase of this Lease ("Phase II") shall commence (the
"Phase II Commencement Date") on the date of Substantial Completion of the Tenant Improvements for the space located in the existing second floor and the space located immediately below such second floor in the portion of the Premises commonly known as 1098 Harrison Street (collectively, the "Phase II Premises") and the Lessor Improvements for the interior and building systems of the Phase II Premises. The Phase II Premises is more particularly described on Exhibit A attached hereto and made a part hereof. If the Phase II Commencement date has not occurred for any reason on or before November 30, 1999 (which date shall be extended by one (1) day for each day of any Lessee Delay), then Lessee may terminate this Lease by giving written notice to Lessor at any time until the Phase II Commencement Date has occurred, whereupon any monies previously paid (including, without limitation, any Excess Costs) or security deposits made by Lessee to Lessor, shall promptly be reimbursed to Lessee, but Lessor shall be entitled to deduct from its reimbursement to Lessee the amount of all Tenant Improvements Costs that have been incurred by Lessor, or at Lessee's option, in lieu of such deduction. Lessee may make payment of such costs directly to Lessor. Lessor shall within ten (10) business days after its receipt of written request from Lessee, inform Lessee in writing of the amount of all Tenant Improvement Costs that have been incurred to date by Lessor, and shall provide reasonable supporting backup documentation of such costs to Lessee. In addition to the foregoing termination right, if the Phase II Commencement date has not occurred on or before November 30, 1999 (which date shall be extended by one (1) day for each day of any Lessee Delay) due in whole or in part to any material default by Lessor (it being understood that Lessor shall not be deemed in material default with respect to any delay to the Substantial Completion of the Tenant Improvements and Lessor Improvements for the Phase II Premises caused by an event or occurrence outside of the control of Lessor and which is not due to Lessor's financial inability), of its obligations to construct the Lessor Improvements and Tenant Improvements in accordance with this Lease and Lessor fails to cure such default within fifteen (15) days after written notice from Lessee specifying the nature of such default, then Lessee may enter the Premises and complete the construction of the Lessor Improvements and Tenant Improvements and take possession of and use all or any part of Lessor's materials, equipment, supplies, labor, and other property used by Lessor for the construction of the Lessor Improvements and the Tenant Improvements, including engaging the services of Lessor's contractors, the Architect and other parties therefor. Upon demand,
(i) Lessor shall assign and deliver to Lessee all drawings and specifications, construction contracts, documents, tangible and intangible property, and contractual rights in the possession or reasonably within the control of Lessor as Lessee may reasonably demand for the purpose of completing the Tenant Improvements and Lessor Improvements, and (ii) Lessor shall execute and deliver to Lessee such written documentation as Lessee may reasonably request for the purpose of evidencing the vesting in Lessee of the rights and benefits of Lessor with respect to the documents and rights so delivered and assigned. Further, Lessee may deduct from the Base Rent due under this Lease all reasonable costs incurred by Lessee in completing the Lessor Improvements and Tenant Improvements (including interest at the rate of 8% per annum on the amounts paid by Lessee that would otherwise have been paid by Lessor hereunder until such amounts are offset pursuant to the provisions hereof) in excess of the amount of the Lessee's Contribution (defined below) that Lessee would have owed had Lessor completely and timely performed the construction of the Lessor Improvements and Tenant Improvements in accordance with the terms of this Lease.

     (c) The third phase of this Lease ("Phase III") shall commence (the "Phase III Commencement Date") on the date by which both of the following have occurred: (i) the Substantial Completion of the Tenant Improvements for all space located in the Premises other than the Phase I Premises and the Phase II Premises (collectively, the "Phase III Premises"); and (ii) the Substantial Completion of all remaining interior and exterior Lessor Improvements to the entire Premises. The Phase III Premises is more particularly described on Exhibit A attached hereto and made a part hereof. If the Phase III Commencement date has not occurred for any reason on or before December 31, 1999 (which date shall be extended by one (1) day for each day of any Lessee Delay), then Lessee may terminate this Lease by giving written notice to Lessor at any time until the Phase III Commencement Date has occurred, whereupon any monies previously paid (including, without limitation, any Excess Costs) or security deposits made by Lessee to Lessor, shall promptly be reimbursed to Lessee, but Lessor shall be entitled to deduct from its reimbursement to Lessee the amount of all Tenant Improvements Costs that have been incurred by Lessor, or at Lessee's option, in lieu of such deduction. Lessee may make payment of such costs directly to Lessor. Lessor shall within ten (10) business days after its receipt of written request from Lessee, inform Lessee in writing of the amount of all Tenant Improvement Costs that have been incurred to date by Lessor, and shall provide reasonable supporting backup documentation of such costs to Lessee. In addition to the foregoing termination right, if the Phase III Commencement date has not occurred on or before December 31, 1999 (which date shall be extended by one (1) day for each day of any Lessee Delay) due in whole or in part to any material default by Lessor (it being understood that Lessor shall not be deemed in material default with respect to any delay to the Substantial Completion of the Tenant Improvements and Lessor Improvements for the Phase III Premises caused by an event or occurrence outside of the control of Lessor and which is not due to Lessor's financial inability), of its obligations to construct the Lessor Improvements and Tenant Improvements in accordance with this Lease and Lessor fails to cure such default within fifteen (15) days after written notice from Lessee specifying the nature of such default, then Lessee may enter the Premises and complete the construction of the Lessor Improvements and Tenant Improvements and take possession of and use all or any part of Lessor's materials, equipment, supplies, labor, and other property used by Lessor for the construction of the Lessor Improvements and the Tenant Improvements, including engaging the services of Lessor's contractors and other parties therefor. Upon demand, (A) Lessor shall assign and deliver to Lessee all drawings and specifications, construction contracts, documents, tangible and intangible property, and contractual rights in the possession or reasonably within the control of Lessor as Lessee may reasonably demand for the purpose of completing the Tenant Improvements and Lessor Improvements, and (B) Lessor shall execute and deliver to Lessee such written documentation as Lessee may reasonably request for the purpose of evidencing the vesting in Lessee of the rights and benefits of Lessor with respect to the documents and rights so delivered and assigned. Further, Lessee may deduct from the Base Rent due under this Lease all reasonable costs incurred by Lessee in completing the Lessor Improvements and Tenant Improvements (including interest at the rate of 8% per annum on the amounts paid by Lessee that would otherwise have been paid by Lessor hereunder until such amounts are offset pursuant to the provisions hereof) in excess of the amount of the Lessee's Contribution (defined below) that Lessee would have owed had Lessor completely and timely performed the construction of the Lessor Improvements and Tenant Improvements in accordance with the terms of this Lease.

     52.  RENT.

          The first sixty (60) months rent, running from the date of the Phase I Commencement Date, shall be $28.00 per rentable square foot per annum or $2.33 per month. The second sixty (60) months rent, commencing with the fifth anniversary date of the Phase I Commencement Date, shall be $33.00 per rentable square foot per annum or $2.75 per month, payable in advance on the first day of each and every month of the term of this Lease. Rent and any other charges under this Lease payable by Lessor with respect to a phase shall not commence until the occurrence of the applicable commencement date for such phase as set forth in Paragraph 51. The "rentable" square footage of each phase of the Premises shall be determined in accordance with applicable BOMA measurement standards upon the Substantial Completion of each such phase.

     53.  OPTION TO EXTEND.

          (a) General. Lessee is given the option to extend the Original Term on all the provisions contained in this Lease, except for rent, for a five (5) year period (the "Extended Term") following expiration of the Original Term by giving notice of exercise of the option ("Option Notice") to Lessor at least twelve (12) months and not earlier than eighteen (18) months before the expiration of the Original Term; provided that, if Lessee is in monetary or material non-monetary Breach as of the date of giving the Option Notice, the Option Notice shall be ineffective, or if Lessee is in monetary or material non-monetary Breach as of the date the Extended Term is to commence, the Extended Term shall not commence and this Lease shall expire at the end of the Original Term.

          (b) Rent. The rent for the Extended Term shall be the fair market rental value of the Premises (based upon the highest and best use for the Premises under the Agreed Use) as of the date of commencement of the Extended Term, which fair market rental value shall not be less than the rent in effect during the last year of the Original Term and shall be determined in accordance with paragraph c, below.

         (c) Determination of Fair Market Rent.

             (i) The parties shall endeavor by good faith negotiations to agree upon the fair market rental value within thirty (30) days after Lessor's receipt of the Option Notice.

             (ii) In the event Lessor or Lessee cannot agree on the rent within sixty (60) days after Lessor's receipt of the Option Notice, then within thirty
(30) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate broker with at least five (5) years' full time commercial leasing experience in the San Francisco Bay Area, to appraise and determine the fair market rental value of the Premises ("Fair Market Rent"). If, in the time provided, only one party shall notice appointment of a broker, the single broker appointed shall determine the Fair Market Rent. If two brokers are appointed by the parties, the two brokers shall independently, and without consultation between them, prepare an appraisal of the Fair Market Rent within thirty (30) days. Each broker shall seal its respective appraisal after completion. After both appraisals are completed, the resulting estimates of the Fair Market Rent shall be opened and compared. If the value of the appraisals differ by no more than ten percent (10%), then the Fair Market Rent shall be the average of the two appraisals.

             (iii) If the values of the appraisals differ by more than ten percent (10%), then the two brokers shall designate a third broker meeting the qualifications set forth in subparagraph (ii), above. If the two brokers have not agreed on a third broker after ten (10) days, either Lessor or Lessee, by giving ten (10) days' notice to the other party, may apply to the then Presiding Judge of the Superior Court for the county in which the Premises are located for the selection of a third broker who meets the qualifications set forth in subparagraph (ii), above. The third broker, however selected, shall be a person who has not previously acted in any capacity for either party. The third broker shall make an appraisal of the Fair Market Rent within ten (10) days after selection and without consultation with the first two brokers. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisals; provided, however, that any high or low appraisal, differing from the middle appraisal by more than fifteen percent (15%) of the middle appraisal, shall be disregarded in calculating the average.

         (d) Costs. Each party shall pay the fees and expenses of its own broker, and fifty percent (50%) of the fees and expenses of the third broker.

         (e) Criteria. The brokers shall determine the Fair Market Rent using the "market comparison approach," with the relevant market being that for the highest and best use under the Agreed Use for similar space without improvements in the immediate area where the Premises are located. The brokers shall use their best efforts to fairly and reasonably appraise and determine the fair market rental value of the Premises in accordance with the terms of this Lease, and shall not act as advocates for either Lessor or Lessee.

          (f) Rescission of Option Exercise. Notwithstanding anything to the contrary contained in this Paragraph 53, if the rent during any extended term is determined by appraisal and if Lessee does not, in its sole discretion, approve the Fair Market Rent amount established by such appraisal, Lessee may rescind its exercise of the option by giving Lessor written notice of such election to rescind within thirty (30) days after receipt of all appraisals. If Lessee rescinds its exercise of the option, then (i) this Lease shall terminate on the one hundred eightieth (180th) day after Lessee's notice of rescission or on the date this Lease would otherwise have terminated absent Lessee's exercise of the Option, whichever is later, and (ii) Lessee shall pay all costs and expenses of all appraisals required by either party in accordance with this Paragraph 53.

          (g) No Further Extension. Lessee shall have no further option to extend the term of this Lease.

     54.  HAZARDOUS SUBSTANCES.

          (a) Lessor represents and warrants to Lessee that to the best knowledge of Lessor, (i) no Hazardous Substance is present on the Premises or the soil, surface water or groundwater thereof, (ii) no underground storage tanks or asbestos-containing building materials are present on the Premises, and (iii) no action, proceeding or claim is pending or threatened concerning the Premises concerning any Hazardous Substance or pursuant to any Applicable Requirements.

          (b) Except as provided for in (d) below, Lessee will not, in violation of any Environmental Law, use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Premises or transport to or from the Premises any Hazardous Substances (as defined in Section 6.2(a) of this Lease) or allow its employees, agents, contractors, invitees or any other person or entity to do so.

          (c) Lessee shall surrender the Premises in as good a condition as when received by Lessee, reasonable wear and tear, casualties and condemnation excepted, it being specifically agreed to by Lessor and Lessee that (i) the presence at expiration or termination of this Lease of Hazardous Substances which are generated, released, discharged or disposed of by Lessee on, under or about the Premises shall not be "reasonable wear and tear" as that term is used in this Lease, (ii) Lessee shall have no liability or responsibility with respect to any Hazardous Substances that migrate onto the Premises from adjacent or other premises, and (iii) Lessee shall have no liability or responsibility with respect to any Hazardous Substances that are generated, released, discharged or disposed of on or about the Premises by Lessor or Eller Media Company or any of their agents, employees, contractors or invitees.

          (d) Lessee may, as required in the conduct of its business and in compliance with all Environmental Laws, use supplies and cleaning agents commonly used in a general office use, oils, solvents, adhesives, paints, and other materials. All applicable laws regarding the use, storage, and disposal of such materials shall be complied with. Upon commencing any activity involving Hazardous Substances on the Property and continuing throughout the term of this Lease. Lessor and its representatives shall have the right, upon reasonable prior notice to Lessee, to enter the Property and to (i) conduct any testing, monitoring and analysis for Hazardous Substances; (ii) review any documents, materials, inventory, financial data or notices or correspondence to or from private parties (except for attorney-client and proprietary documents and correspondence) or to or from governmental entities in connection therewith; and (iii) review all storage, use and disposal facilities and procedures associated with the storage, use and disposal of Hazardous Substances (collectively "Inspection") (except those prepared by or for legal counsel of Lessee) at any time during the term of this Lease if, in Lessor's reasonable judgment, Lessee is breaching its obligations under this Addendum or is not in substantial compliance with any other provisions of this Lease.

     55.  LESSEE SIGNAGE.

     Lessee shall have the right to install, affix and maintain any signs on the exterior and on the interior of the buildings which shall signify Digital Think, or its affiliates in the Premises; provided that such signs shall be subject to the prior written approval of Lessor, which shall not be unreasonably withheld, subject to the limitations and sign easement rights of Eller Media Company pursuant to the terms of the recorded easement described in Paragraph 60 below.

     56.  LESSOR'S IMPROVEMENTS

     The following is a list of the improvements (collectively, "Lessor Improvements") that Lessor shall at its sole cost caused to be completed in the Premises at the times and with respect to the portions of the Premises set forth in Paragraph 51 and which are separate from the Tenant Improvements described in Paragraph 57 below.


     A.   Replacement of all broken windows
     B. Fill, patch and otherwise repair the exterior wall areas of the Premises and repaint the exterior of the Premises in a color to be determined by Lessee; provided however, that upon the termination of this Lease, Lessee shall be obligated at its expense to repaint the exterior of the Premises in a color to be determined by Lessor (which determination shall be made and given by Lessor to Lessee promptly upon request by Lessee)
     C. Repairs and replacements necessary to deliver the following existing building systems and elements serving the Premises in water-tight and good condition and repair:

          (i)       roof;
          (ii)      sprinkler system;
          (iii)     electrical system (1250 amp three-phase service) and;
          (iv)      plumbing system.

     Any changes, additions or upgrades to the existing exterior walls (including any doors or windows), roof, sprinkler system, electrical system, or plumbing system, beyond those which are necessary to complete the foregoing Lessor Improvements, shall not be deemed Lessor Improvements and shall be deemed Tenant Improvements. In addition, any interior or exterior demolition of the Premises beyond that which is necessary to complete the foregoing Lessor Improvements shall be deemed Tenant Improvements.

     Additionally, Lessor, at its expense, shall (i) install a passenger elevator in the Premises that meets Title 24 Accessibility Requirements, and
(ii) make all improvements necessary to bring the Premises into compliance with Applicable Requirements, including without limitation the Americans With Disabilities Act and all necessary structural modifications and seismic upgrades to the Premises, as may be required by the City and County of San Francisco; provided, however, that if the cost to Lessor of any improvements necessary to bring the Premises into compliance with Applicable Requirements as described in the foregoing clause (ii) will in the aggregate exceed One Hundred Fifty Thousand Dollars ($150,000) and Lessee does not agree in writing to fund the Excess Costs within ten (10) days after Lessee's receipt of written notice from Lessor of such costs in excess of $150,000 (the "Excess Costs"), which notice shall include reasonable supporting backup documentation of such Excess Costs, then Lessor may by giving written notice to Lessee within seven (7) days after the expiration of such 10-day period, terminate this Lease, whereupon any monies previously paid (including, without limitation, any Excess Costs) or security deposits given by Lessee to Lessor, shall promptly be reimbursed to Lessee, but Lessor shall be entitled to deduct from its reimbursement to Lessee fifty percent (50%) of the amount of all Tenant Improvements Costs that have been incurred by Lessor, or at Lessee's opinion, in lieu of such deduction. Lessee may make payment of such costs directly to Lessor. Lessor shall be deemed to have waived the foregoing termination right if it fails to give such termination notice to Lessee within such 7-day period. If Lessee elects to fund such Excess Costs, then this Lease shall remain in effect, and beginning on the seventh full calendar month after the Phase III Commencement Date, and continuing each calendar month thereafter during the Lease Term, Lessee shall be entitled to offset against the rent due and payable under this Lease the full amount of the Excess Costs (together with interest on the unpaid balance at the rate of eight percent (8%) per annum) until such amount has been fully offset.

     The cost of the foregoing items shall not be included in the Tenant Improvements Allowance described in Paragraph 57 below; however, any additional upgrades to the Base Buildings, their systems and elements which are not described above and which are desired by Lessee (and will not be covered by the Tenant Improvements Allowance) shall be the responsibility of the Lessee and shall be done at Lessee's expense.

     57. TENANT IMPROVEMENTS.

     Immediately upon execution of this Lease and posting by Lessee of the Letter of Credit described in Paragraph 58, below, Lessor shall use commercially reasonable efforts to have constructed on the Premises in a good and workmanlike manner and in accordance with this

Addendum, the Tenant Improvements specified by Lessee in accordance with the Final Plans defined in this paragraph.

     (a) As soon as reasonably possible after the date of mutual execution of this Lease by Lessor and Lessee, Lessor shall retain a qualified, licensed architect (the "Architect") to prepare preliminary plans and specifications and preliminary cost estimates for the construction of the Tenant Improvements. The Architect retained by Lessor shall be subject to the prior approval of Lessee, which approval shall not be unreasonably withheld. Within five (5) days after Lessee's receipt of such preliminary plans and specifications and preliminary cost estimates, at its election, (i) Lessee may terminate this Lease and receive a full refund of all monies paid and deposits made by it to Lessor under this Lease after deduction or payment by Lessee of all Tenant Improvement Costs incurred by Lessor; (ii) Lessee may approve such preliminary plans and specifications and preliminary cost estimate; or (iii) Lessee may deliver to Lessor the specific written changes to such plans that it deems necessary or to reduce Lessee's cost. If Lessee desires changes to the preliminary plans and specifications, Lessor shall not unreasonably withhold its approval of such changes.

     (b) As soon as reasonably possible after the date that both parties have approved in writing the preliminary plans and specifications and preliminary cost estimates, Lessor shall cause final plans and specifications (the "Final Plans") and a final cost estimate ("Final Cost Estimate") to be prepared. Within five (5) days after receipt thereof, at its selection, (i) Lessee may terminate this Lease and receive a full refund of all monies paid and deposits made by it to Lessor under this Lease after deduction or payment by Lessee of all Tenant Improvement Costs incurred by Lessor; (ii) Lessee may approve such Final Plans and Final Cost Estimate; or (iii) Lessee may deliver to Lessor the specific written changes to such Final Plans that it deems necessary to reduce Lessee's cost. If Lessee desires changes to the Final Plans, Lessor shall not unreasonably withhold its approval of such changes.

     (c) Lessor shall be responsible for obtaining approval for the Final Plans from all necessary government agencies. The parties agree that they shall be bound by any change in the Final Plans ordered as a condition of government approval; provided, however that if any such change will (i) materially impair Lessee's use and occupancy of the Premises, (ii) materially increase Lessee's cost of operating in the Premises, or (iii) materially delay the anticipated completion of the Tenant Improvements, then Lessee may terminate this Lease by written notice to Lessor and receive a full refund of all monies paid and deposits made by Lessee to Lessor under this Lease after deduction or payment by Lessee of all Tenant Improvement Costs incurred by Lessor.

     (e) After approval of the Final Plans, neither party may require extra work or make any modifications with respect to the construction of the Tenant Improvements, without the prior written consent of the other party as to the change, which consent shall not be unreasonably withheld. All Lessee requested change orders shall specify any change in the Final Cost Estimate as a consequence of the change orders, and any and all Lessor requested change orders approved by Lessee shall be made at no cost to Lessee.

     (f) Lessor shall cause at least three (3) general contractors approved in advance by Lessee (which approval shall not be unreasonably withheld or delayed) to bid for construction of the Tenant Improvements. If Lessee so desires, Lessee may also select a general contractor, reasonably acceptable to Lessor, to bid the work. All bids shall be opened simultaneously and shall be subject to Lessee's approval, which approval shall not be unreasonably withheld or delayed. Unless otherwise agreed to in writing by Lessee, the "General Contractor" selected by Lessor from the approved bidders list shall be the lowest responsive bidder and if the lowest responsive bid is in excess of the Final Cost Estimate, Lessee shall have the right to propose changes to the Final Plans to reduce the amount of such bid, and any delay to the Substantial Completion of any phase of the work as a result of any such changes shall be deemed a Lessee Delay. Notwithstanding Lessee's right to approve the General Contractor, the General Contractor shall be the contractor only of Lessor, and Lessee shall have no liability to the General Contractor under any construction contract or otherwise with respect to the Premises.

     (g) Lessor shall cause the General Contractor to prosecute diligently to completion the construction of the Tenant Improvements and Lessor Improvements. Lessee's only obligation to pay any cost of constructing the Tenant Improvements shall be limited to the positive difference, if any, between the General Contractor's approved bid for such work (as such amount may later be adjusted by change orders requested by Lessee and approved by Lessor) and the Tenant Improvement Allowance, such difference being referred to herein as the "Lessee's Contribution." The parties acknowledge that Lessee shall have no obligation to pay any cost of constructing any portion of the Tenant Improvements in excess of the Lessee's Contribution. Lessee shall pay the Lessee's Contribution as follows: Lessee shall pay to Lessor ninety percent (90%) of a proportionate share of each progress payment due to the General Contractor which bears the same relationship to the total amount of the progress payment in question as the Lessee's Contribution bears to the approved General Contractor's bid. Within ten
(10) days after the Tenant Improvements are fully and finally completed (including all "punch list" items) and the amount of all Tenant Improvement Costs have been finally determined as provided below, Lessee shall pay Lessor any portion of the Lessee's Contribution that remains due and unpaid, including without limitation the ten percent (10%) retention held by Lessee. As used herein, the term "Tenant Improvement Allowance" shall mean the product of Twenty-Five Dollars ($25.00) multiplied by the number of square feet of rentable area of the Premises (which amount Lessor must contribute for the design, development and construction of the Tenant Improvements); provided, however, that with respect to the portion of the Premises located at 1098 Harrison Street, (i) Lessor shall contribute Thirty Dollars ($30.00) per rentable square foot toward the construction of a second floor addition consisting of approximately 7,750 square feet of space, (B) Lessee shall be responsible for the payment of the next Ten Dollars ($10.00) per rentable square foot of the cost of construction of the second floor addition, and (C) Lessor shall be responsible for the balance of the cost of the second floor addition in excess of Forty Dollars ($40.00) per rentable square foot. For purposes of this paragraph, the second floor addition shall consist of a "bare bones" second level addition of not more than Seven Thousand Seven Hundred Fifty (7,750) square feet and generally described as follows: a self-supporting structure supported by new concrete foundations with pipe columns to hold steel beams, which steel beams will in turn hold truss joists and on top of the truss joints will be plywood decking, and a new stair exit and sprinklers under the deck will be provided, if and to the extent required by the City and County of San Francisco. If Lessee shall be required to contribute toward the cost of the second floor addition construction, then (in addition to any funds contributed by Lessee for Excess Costs) beginning on the seventh full calendar month after the Phase III Commencement Date, and continuing each calendar month thereafter during the Lease Term, Lessee shall be entitled to offset against the rent due and payable under this Lease the full amount of such costs (with interest on such amount at the rate of eight percent (8%) per annum until fully offset) until such amount (along with any Excess Costs) has been fully offset. After the General Contractor's bid has been approved by Lessee, Lessee shall not substantially delay or impede the construction by requesting material changes or material alterations to the Final Plans. Any changes requested by Lessee in the Final Plans must be approved by Lessor, which approval not to be unreasonably withheld or delayed and any and all such changes or alterations which cause an increase in the Lessee's Contribution shall be paid for by Lessee.

     (i) When construction of each phase of the Tenant Improvements, as defined in Paragraph 51 above is Substantially Completed, Lessor shall submit to Lessee a final and detailed accounting of all Tenant Improvement Costs for such phase paid by Lessor, certified to be true and correct by Lessor's representative. Lessee may audit the books, records, and supporting documents of Lessor to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Lessor at least forty-eight (48) hours written notice. Lessee shall bear the cost of such audit, unless such audit discloses that Lessor has overstated the total costs by more than two percent (2%) of the actual amount of such costs, in which event Lessor shall pay the costs of Lessee's audit. Lessor shall promptly refund any overpayments to Lessee. As used herein, the term "Tenant Improvement Costs" shall mean the sum of the following:
(i) payments to the General Contractor and its subcontractors for labor and materials furnished pursuant to any construction contract for construction of the Tenant Improvements, which is entered into by Lessor and approved by Lessee in accordance with this Lease; (ii) reasonable fees paid by Lessor to permit expediters, and use attorneys, architects, space planners, designers, inspectors and other construction professionals; (iii) permit and license fees for use and occupancy permits required for Lessee to occupy the Premises; (iv) attorney's fees incurred in connection with negotiation of construction contracts; and (v) the amounts paid to governmental authorities or agencies for inspections and issuance of building permits and approvals for the Tenant Improvements. Notwithstanding the foregoing, in no event shall Tenant Improvement Costs include nor shall Lessor apply any of the Tenant Improvement Allowance toward
(A) costs attributable to Lessor Improvements or improvements installed outside the demising walls of the Premises; (B) costs for improvements which are not shown on or described in the Final Plans unless otherwise approved by Lessee;
(C) costs incurred to remove Hazardous Substances from the Premises or the surrounding area; (D) attorneys' fees, experts' fees and other costs in connection with disputes with third parties; (E) interest and other costs of financing construction costs; (F) restoration costs in excess of insurance proceeds as a consequence of casualties; (G) penalties and late charges attributable to Lessor's failure to pay construction costs through no fault of Lessee; and (H) costs to bring the Premises into compliance with Applicable

Requirements pursuant to the provisions set forth in the second to the last grammatical paragraph of Paragraph 56.

         (j) As used herein, the terms "Substantially Completed" and "Substantial Complete" with respect a phase of the Tenant Improvements shall mean the date by which all of the following have occurred: (i) all necessary governmental approvals for occupancy of the applicable phase of the Premises have been obtained by Lessor (including a final "sign-off" and, if applicable, a certificate of occupancy); (ii) the Architect has certified that the applicable phase of the Tenant Improvements has been constructed in accordance with the Final Plans, except for minor "punch list" items which will not interfere with Lessee's use and occupancy of the Premises; and (iii) Lessor has delivered possession of the Premises to Lessee and Lessee has had at least seven (7) days to complete furniture, equipment and cabling installation in the applicable phase of the Premises.

         (k) As soon as possible after the commencement of the Lease, Lessor and Lessee shall designate as Lessee's property Tenant Improvements having a cost approximately equal to the Lessee's Contribution. In determining which Tenant Improvements will be designated as Lessee's property, Lessor and Lessee shall act reasonably and in good faith, shall not designate any improvements which will be needed for occupancy by future tenants of the Premises, and shall give preference to those Tenant Improvements which are most readily removable from the Premises and which shall have the greatest utility for Lessee outside of the Premises. Property designated as Lessee's property under the terms of this subparagraph shall constitute Lessee's property for purposes of the Lease, may be removed from the Premises at any time by Lessee so long as such removal will not cause any structural injury to the Premises and Lessee repairs any damage to the Premises caused by such removal, and Lessee shall be entitled to all investment tax credit, depreciation, and other tax attributes relating to such property. At the expiration or sooner termination of the Lease, all Tenant Improvements not designated as Lessee's property under this subparagraph shall be surrendered to Lessor in accordance with the terms of the Lease.

         (l) Within thirty (30) days after the Commencement Date for each phase of the Lease, Lessee shall have the right to submit a written "punch list" to Lessor, setting forth any defective item of construction in such phase, and Lessor shall promptly cause such items to be corrected. The parties' preparation of such a "punch list" shall not, however, be deemed an acceptance by Lessee of the Premises or phase thereof as complete or free from defects and shall not in any way affect Lessor's warranty obligations under this Lease. Notwithstanding anything to the contrary in the Lease, effective upon the Substantial Completion of the last phase of the Tenant Improvements, Lessor does hereby warrant (i) that the Tenant Improvements and Lessor Improvements were constructed in accordance with all Applicable Requirements, (ii) that Tenant Improvements and Lessor Improvements were constructed in accordance with the Final Plans and in a good and workmanlike manner, and (iii) that all material and equipment installed in the Premises conformed to the Final Plans, were new and otherwise of good quality and were installed in accordance with all vendor's and manufacturer's specifications, instructions and requirements. If the Premises do not comply with such warranty, Lessor shall, promptly upon receipt of written notice from Lessee setting forth the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty with respect to the Tenant Improvements and Lessor Improvements within twelve (12) months after the start of the warranty period, then correction of such non-compliance with respect to the Tenant Improvements and Lessor Improvements shall be at Lessee's expense. All construction product and equipment warranties and guarantees obtained by Lessor shall, to the extent obtainable, provide that such warranties and guarantees shall also run to the benefit of Lessee and its successors and assigns. Lessee shall have the benefit of any construction, product and equipment warranties and guarantees in favor of Lessor that would assist
Lessee in correcting defects and in discharging any of Lessee's obligations regarding the repair and maintenance of the Premises. Upon written request by Lessee, Lessor shall inform Lessee of all written construction, product and equipment warranties and guarantees in favor of Lessor that affect the Premises. Lessor shall cooperate with Lessee in enforcing such warranties and guarantees and in bringing any suit that may be necessary to enforce liability
(A) at Lessor's sole expense with regard to any defect for which Lessor is responsible under this paragraph or under the Lease, and (B) also with regard to any defect for which Lessor is not responsible under this paragraph or under this Lease so long as Lessee pays all costs reasonably incurred by Lessor in doing so. Notwithstanding anything to the contrary contained in the Lease. Lessee's acceptance of the Premises or phase thereof shall not be deemed a waiver of the foregoing warranty, and Lessor shall promptly repair all violations of the warranty to the extent required under this paragraph at its sole cost and expense.

     58.  LETTER OF CREDIT.

     As and for its Security Deposit hereunder pursuant to the provisions of Paragraph 5 of this Lease, above, and to assure and secure Lessee's obligations under all other provisions of this Lease and Addendum, including but not limited to Lessee's obligations under Paragraph 57, Lessee shall deposit with Lessor a Letter of Credit in form subject to the reasonable approval of Lessor's attorneys and issued by a national bank or lending institution, cash, or a combination thereof, in the total amount of $1,800,000.00. This Lease shall have no force or effect, nor shall Lessor have any obligations hereunder unless and until it is in receipt of such Security Deposit. Commencing on the first day of the first full month following the Phase I Commencement Date and continuing on the first day of each month thereafter during the Lease Term until the required Security Deposit amount has been reduced to $700,000, the amount of the Security Deposit may be reduced by Lessee in an amount equal to the Base Rent payment for each such month; provided, however, that no reduction shall occur at any time that Lessee is in Breach of any of the provisions of this Lease. Lessee may reduce the Security Deposit amount by substituting a new Letter of Credit (in form reasonably acceptable to Lessor's attorneys), cash or any combination thereof, in the reduced amount. Cash, a Letter of Credit, or a combination thereof, in a sum of not less than $700,000 shall remain on deposit with Lessor (after Lessee has paid in rent not less than $1,100,000) for the Original Term and the Extended Term, if any, and shall secure all of Lessee's obligations hereunder. Any Letter of Credit shall require that any draw on the Letter of Credit shall be made only upon receipt by the issuer of a written certification from Lessor certifying that Lessee is in Breach under the Lease or that Lessee has terminated this Lease pursuant to Sections 51, 56 or 57 hereunder, and that the amount drawn on the Letter of Credit is the amount due Lessor on account of the Breach or termination by Lessee. In the event such Letter of Credit is not payable in amounts less than the full amount thereof, and if Lessee's Breach is less than such amount, Lessor shall nonetheless be entitled to draw against such Letter of Credit to satisfy Lessee's obligations in the event of a Breach by Lessee and to hold any excess sums as a cash Security Deposit. Lessee shall restore its Letter of Credit to the full amount, or deposit the necessary additional cash required within ten (10) days after written notice from Lessor. Upon Lessee's restoration of the Letter of Credit, Lessor shall promptly refund to Lessee all of the excess cash Security Deposit then held by Lessor. Lessor shall look first to any cash portion of the Security Deposit then held by Lessor hereunder before drawing on any Letter of Credit portion of the Security Deposit.

     59.  ASSIGNMENT AND SUBLETTING.

Notwithstanding the provisions of Section 12 of this Lease, Lessee may sublet all or any portion of the Premises or assign its interest in this Lease, on the following terms and conditions.

        (a) Lessee must first obtain the written consent of Lessor to the assignment or subletting, which consent shall not be unreasonably withheld. A consent to one assignment or subletting by Lessor shall not be deemed to be a consent to any subsequent assignment or subletting. Any assignment or subletting without the prior written consent of Lessor shall be void and shall, at the option of Lessor, terminate this Lease.

        (b) Lessee shall pay to Lessor one half (1/2) of all rents received from the subtenant and/or assignee in excess of the rent payable by Lessee to Lessor under this Lease, after deducting therefrom all reasonable costs incurred by Lessee in effectuating such assignment or subletting, including, without limitation, brokerage commissions, reasonable attorneys' fees, and tenant improvement costs. Any assignment or subletting that does not comply with the foregoing shall be void and shall at the option of Lessor, terminate this Lease.

Lessee may, without Lessor's prior written consent and without any sharing of excess rental proceeds, sublet the Premises or assign this Lease to:

        (c) A subsidiary, affiliate, divisional or corporation controlled or under common control with Lessee, or

        (d) A successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization or government action. For the purpose of this Lease, a sale or transfer of Lessee's capital stock, including without limitation a transfer in connection with the merger, consolidation or non-bankruptcy reorganization of Lessee and any sale through any public exchange, shall not be deemed an assignment, subletting or any other transfer of this Lease or the Premises.

     Additionally, Lessee may, without Lessor's prior written consent, but subject to an equal sharing with Lessor of the bonus value (i.e., the then present value of any difference between the Rent due under this Lease and the fair market value rent for the Premises) of this Lease, if any, assign this Lease to an entity which purchases substantially all of the assets of Lessee located in the Premises. If Lessor and Lessee are unable to agree upon the amount of the bonus value of this Lease at the time of any such sale of assets, then this amount shall be determined by appraisal in accordance with the appraisal procedures set forth in Paragraphs 53(c), (d) and (e).

     60. SIGN EASEMENT AND ACCESS RIGHTS.

     Lessee is aware and acknowledges that Lessor has sold to Eller Media Company certain sign easement and access rights for the maintenance of outdoor advertising display structures and sign supporting structures, panels, moldings connections and components on the roof of the Premises located at 1098 Harrison Street. Lessee agrees to honor all such rights, including without limitation, the right to repair and maintain such signs, structures and equipment and will not interfere with any required maintenance, repairs or servicing required by Eller Media Company, its successors and assigns. Notwithstanding anything to the contrary in this Lease, Lessor shall indemnify, defend, protect and hold harmless Lessee from all claims, demands, liabilities or causes of action, personal injuries, damages and expenses arising out of the negligence or willful misconduct of, or damage to the Premises caused by, Eller Media Company or its agents, employees or contractors.

     61. LIMITATION ON ARBITRATION.

     Notwithstanding anything to the contrary set forth in this Lease or in any addendum thereto, no dispute concerning rent, rental payments or any sum claimed to be owing to Lessor under this Lease shall be subject to arbitration.

     62. INSURANCE.

     Lessor shall be named as an additional insured under the general liability insurance policy required to be obtained by Lessee under this Lease. Such policy shall insure against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises and shall include broad form contractual liability insurance. The property insurance required to be carried by Lessee under this Lease shall be in so called "all risk" form, which shall include vandalism and malicious mischief coverage. The provisions of this paragraph are intended to be in addition to, and not as a limitation of, the insurance obligations of Lessee under Section 8 of this Lease.

     Lessee shall furnish to Lessor upon the Commencement Date and thereafter within ten (10) days prior to the expiration of each policy required by this Lease, a Certificate of Insurance and endorsement(s) affording evidence of the above insurance requirements issued by the insurance carrier of each policy of insurance carried by Lessee pursuant hereto. All such carriers shall be required to give notice to Lessor of the termination of any such policy. If at any time during the Original Term of this Lease, or any Extended Term, but not more often than once every four (4) years, the amount or coverage of insurance which Lessee is required to carry under this Lease is, in Lessor's independent insurance advisor's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by lessees of comparable property located in the relevant San Francisco market area, Lessor shall have the right to require Lessee to increase the amount or change the types of insurance coverage required under this Lease. Lessee shall submit annually to Lessor a copy of the insurance limits then in effect.

     63. REAL PROPERTY TAXES.

     (a) If any assessments for public improvements, services or benefits are levied against the Premises, Lessor may elect to pay the assessment either in full or in installments. In either such case, however, Lessee shall pay to Lessor with each payment of real property taxes due hereunder only that amount of any tax increase based on the installments of principal and interest which would have become due during this Lease Term had Lessor elected to pay the assessment in installments. Lessee shall pay the Real Property Taxes applicable to the Premises within (i) twenty (20) days after receipt of billing or (ii) ten
(10) days prior to the delinquency date of such real property taxes, whichever is later. Any Tax Increase attributable to the cost of the Lessor Improvements and Tenant Improvements shall be payable by Lessee; provided, however, that if the construction of the Lessor Improvements and Tenant Improvements shall trigger a full fair market value reassessment of the Premises, then Lessee shall only be required to pay a share of any such resulting Tax Increase, which share shall be determined by multiplying the amount of the Tax Increase by a fraction, the numerator of which shall be the sum of the cost of the Lessor Improvements and Tenant Improvements incurred by both Lessor and Lessee and the denominator of which shall be the amount of the reassessed fair market value of the Premises, it being understood that Lessor shall be responsible for paying the remaining share of the Tax Increase.

     (b) During the Original Term of this Lease, Lessee shall not be obligated to pay, and Lessor shall pay, any Tax Increase resulting from any "change of ownership" and consequent reassessment of the Premises pursuant to Chapter 3.5 of the California Revenue and Taxation Code, as amended.

     (c) Lessee, at its cost, shall have the right at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Tax Increase that is to be paid by Lessee. Lessor shall not be required to join in any proceeding or contest brought by Lessee unless the provisions of any law require that the proceeding or contest be brought by or in the name of Lessor. In that case, Lessor shall join in the proceedings or contest or permit it to be brought in Lessor's name as long as Lessor is not required to bear any cost. Lessor shall cooperate in good faith with Lessee in connection with any such proceeding or contest. On final determination of the proceedings or contest,
(i) Lessee shall immediately pay or discharge its share of any Tax Increase based on the decision or judgment rendered, together with all costs, charges, interest and penalties incidental to the decision or judgment, or (ii) Lessor shall promptly refund to Lessee any overpayment of any Tax Increase made by Lessee, as applicable.

     64.  ENTRY BY LESSOR.

     Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Any such entry by Lessor or Lessor's agents shall comply with all reasonable security measures of Lessee and shall not interrupt Lessee's business operations more than reasonably necessary. During any such entry, except in the case of emergency, Lessor and Lessor's agents shall at all times be accompanied by a representative of Lessee.

     65.  LESSOR REPRESENTATIONS.

     Lessor represents and warrants to Lessee that (i) the Robert J. Cardinal Trust (the "Trust") is a valid and existing trust and that the Trust holds fee title to the Premises; (ii) Lessor is empowered to enter into this Lease on behalf of the Trust and to lease the Premises to Lessee; and (iii) that Lessor has or will secure the funding necessary to satisfy its obligations to construct the Lessor Improvements and Tenant Improvements.

     66.  RULES AND REGULATIONS.

        (a) Lessee and Lessee's employees shall comply with any and all reasonable rules and regulations as may from time to time be promulgated by Lessor relating to the ordinary care and maintenance of the Premises which do not otherwise conflict with Lessee's rights under this Lease, including, but not limited, to the following:

               (1) All garbage and refuse shall be kept in standard trash containers, and shall be placed outside of the Premises prepared for collection in the manner and at the times and places specified by the refuse collection service. Lessee shall pay the cost of removal of Lessee's refuse or rubbish.

               (2) No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Lessor. Lessee shall conduct its business so as not to create unreasonable or unnecessary noise.

               (3) The outside areas immediately adjoining the Premises shall be kept clear and free from dirt and rubbish by Lessee to the reasonable satisfaction of Lessor and Lessee shall not place or permit any obstructions in such areas.

              (4) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee.

     67. DAMAGE AND DESTRUCTION.

     The following provisions shall supplement and amend Paragraph 9 of the
Lease: Lessor shall notify Lessee within thirty (30) days following any damage to or destruction of the Premises of the length of time Lessor reasonably estimates to be necessary for the repair or restoration. Lessee may terminate this Lease by written notice to Lessor if the restoration or repair of the Premises will take more than one hundred eighty (180) days. Additionally, if neither party elects, or has the right to elect, to terminate this Lease following any such damage or destruction, and such damage or destruction is not corrected within nine (9) months of the date of such damage or destruction, unless such damage or destruction is caused by a negligent or willful act of Lessee, then Lessee may elect to terminate this Lease by delivering to Lessor written notice of Lessee's election to terminate, in which event the Lease shall terminate thirty (30) days after such notice if the correction is not then complete. If this Lease is not terminated by Lessor or Lessee pursuant to any express right of termination that either of them may have under Paragraph 9 or this Paragraph 67, then Lessor shall restore the Premises and all Tenant Improvements and Lessor Improvements to the condition in which they existed immediately prior to the destructive event.


AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

LESSOR: The Robert J. Cardinal Trust        LESSEE: Digital Think, Inc. a
                                            California Corporation



By /s/ BRUCE J. CARDINAL                    By /s/ PETER J. GOETLNER
   --------------------------------            ---------------------------------
   Bruce J. Cardinal, Trustee                  Its President and CEO

                                            And By /s/ BRENDAN THOMAS
                                                   -----------------------------
                                                   Its Controller

Dated: 6/18/99                              Dated: 6/18/99
       ----------------------------                -----------------------------

                                                              EXHIBIT A (PAGE 1)




                                  [FLOOR PLAN]

                                                              EXHIBIT A (PAGE 2)



                                  [FLOOR PLAN]